UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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[   ] Soliciting Material Pursuant to §240.14a-12

SIGMA LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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January 19, 2018

Dear Shareholders,

In the year-ending week between Christmas and New Year’s Day in a wintery New Mexico, we at Sigma Labs took this interlude to analytically reflect on our company and its markets, our opportunities and challenges, our recent past and our dawning future.

Gearing up as we enter 2018, I assure you that we will diligently strive to win on our announced strategies and initiatives to grow the Company with internally generated product sales and externally developed M&A activities. While there is no assurance that these initiatives will excel, we are certainly committed to them and believe them to be attainable. We are delivering to our shareholders a proxy statement concurrent with sending this letter. The proxy statement seeks shareholder support to amend our Articles of Incorporation to increase the authorized number of shares of Sigma common stock so that the Company has the tools to grow should M&A opportunities be developed and so that prospective companies know that Sigma has the means to deliver on a transaction, were it negotiated. I earnestly request that you support this proposal.

I am also pleased to share with you some of our observations about the transformative year that 2017 was in the 3D metal marketplace as well as in your company. Commencing with a successful public offering and uplift to NASDAQ in February 2017, the velocity of the change(s) we have been reporting to you during the year increased throughout the course of the year.

In the marketplace, Additive Manufacturing (AM) equipment suppliers brought equipment to market that aimed at production line capability rather than prototypes. For example, EOS began delivering multi-laser machines with substantially larger manufacturing chambers. The venerable British firm, Renishaw, introduced its new “M” series of equipment in which M stands for manufacturing and is designed to meet that need. Additive Industries introduced equipment designed for scalable production lines. Meanwhile, aerospace manufacturer GE purchased Concept Laser and Arcam, evidently to ensure that it could obtain the AM equipment required to meet its forecasts of internally produced AM products. Airbus plans to be producing 30 tons per month of metal additive parts by December 2018. Shifting from the macro-market view to the micro, Sigma experienced an increase in PrintRite3D® installations with customers evaluating the product for production deployment.

In the Company, Sigma’s leadership refined business priorities, expanded and specialized the management team, and led Sigma’s transformation from an R&D company culture into a technology commercialization company. We doubled down on our In-Process-Quality-Assurance product development to sustain the agility required to meet rapidly changing AM equipment needs in a rapidly growing market. We combined our Sales with Technology Development into an integrated customer service team. Sigma introduced Version 2.0 of PrintRite3D® in February 2017 and then Version 3.0 at the Formnext Show in November 2017. Doubling down.

Our company and our people step out of 2017 with a collective spirit of confidence, a consensus of intense and shared commitment, and a hungry ‘can’t wait’ enthusiasm. It is 2018 and it is Game On!

With thanks and appreciation for your support and appreciation of Sigma Labs, I remain

John R. Rice, Chairman and Interim CEO

SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 AM Local Time on March 1, 2018

Dear Stockholders of Sigma Labs, Inc.:

Notice ("Notice") is hereby given to the holders of common stock, $0.001 par value per share, of Sigma Labs, Inc. that the Special Meeting of Stockholders will be held at 3900 Paseo del Sol, Santa Fe, New Mexico 87507, at 10:00 A.M., Local Time, on March 1, 2018 for the following purposes:

1.To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 7,500,000 to 15,000,000; and

2.To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on January 10, 2018 as the record date for the Special Meeting. Only stockholders of record on January 10, 2018 are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

This Proxy Statement can be accessed directly at the following Internet address: http://www.viewproxy.com/SigmaLabsInc/2018SM.

We appreciate your continued support of Sigma Labs, Inc. and look forward to either greeting you personally at the Special Meeting or receiving your proxy.

By order of the Board of Directors /s/ John Rice John Rice Interim Chief Executive Officer and Chairman of the Board Santa Fe, New Mexico January 19, 2018

YOUR VOTE IS CRITICAL. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE SPECIAL MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

SIGMA LABS, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 1, 2018

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at a Special Meeting of stockholders of Sigma Labs, Inc., a Nevada corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on March 1, 2018, at 10:00 A.M. local time, at 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

This Proxy Statement and the accompanying proxy card are first being mailed on or about January 22, 2018 to our stockholders of record as of the close of business on January 10, 2018, the record date with respect to the Special Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

What matters am I voting on?

You will be voting on:

•the approval of an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 7,500,000 to 15,000,000 (the "Proposal");

•any other business as may properly come before the Special Meeting and at any postponement or adjournment thereof.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

•“FOR” approval of the amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock as described below under the Proposal.

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Special Meeting and at any postponement or adjournment thereof in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED IN ACCORDANCE WITH OUR BOARD OF DIRECTORS' RECOMMENDATIONS IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

Who is entitled to vote at the Special Meeting?

Holders of our common stock as of the close of business on January 10, 2018, the record date, may vote at the Special Meeting and at any adjournment or postponement thereof. As of the record date, there were 4,978,929 shares of our common stock outstanding. In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Special Meeting. Approval of the amendment to our Amended and Restated Articles of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of common stock. With respect to the Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to abstain, it will have the same effect as an “AGAINST” vote.

Broker non-votes have the same effect as a vote “AGAINST” the Proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our amended and restated bylaws and Nevada law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Special Meeting by:

•signing another proxy card with a later date and returning it before the polls close at the Special Meeting; or

•voting in person at the Special Meeting.

However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the Special Meeting.

What do I need to do to attend the Special Meeting in person?

If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of January 10, 2018.

On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 9:30 A.M., Local Time, and the meeting will begin at 10:00 A.M., Local Time. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Special Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. John Rice has been designated as proxy by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the proxy holder will use his own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holder can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Will my shares be voted if I do not return my proxy card?

If your shares are held by a broker in "street name," the broker has authority under the rules of the New York Stock Exchange to vote a customer’s shares on "routine" matters if the broker has not received timely voting instructions from the customer. Under these rules, the Proposal to amend our Amended and Restated Articles of Incorporation is considered routine so, if you do not give your broker instructions, your broker generally will have discretion to vote your shares “FOR” or “AGAINST” the Proposal. Therefore, we urge you to provide instructions to your broker firm to vote "FOR" the Proposal by returning your proxy card. This ensures that your shares will be voted “FOR” the Proposal at the Special Meeting.

How are proxies solicited for the Special Meeting?

This solicitation is being made by mail, but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, but will not be compensated for these solicitation activities. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. We also will engage Alliance Advisors, LLC, a proxy solicitation firm, to assist in the solicitation of proxies. We will pay such firm fees, including flat fees per completed proxy solicitation call and per telephone vote, plus certain out-of-pocket expenses.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Is a copy of this Proxy Statement available on the Internet?

Yes. This Proxy Statement is available at our website at www.sigmalabsinc.com and on the SEC's website at www.sec.gov.

***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON March 1, 2018 – This Proxy Statement is available at our website, www.sigmalabsinc.com, under "Investors."

PROPOSAL

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Our Board of Directors has determined that it is in our best interest, and in the best interest of our stockholders, to amend our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock by 7,500,000 shares, from 7,500,000 shares to 15,000,000 shares. After taking into account shares subject to future issuance upon the exercise of outstanding warrants, convertible promissory notes and outstanding stock options, we currently have available for issuance only approximately 202,000 shares of authorized but unissued shares of our common stock. Accordingly, effective January 5, 2018, our Board of Directors unanimously approved the proposed Certificate of Amendment, or the amendment, to our Amended and Restated Articles of Incorporation, in the form attached hereto as Annex A, and hereby seeks the approval of the amendment by our stockholders.

These additional shares of common stock could be used in a number of ways to improve the overall value of the Company:

•We could use the shares for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have not entered into any binding agreements regarding such strategic transactions.

•These shares could also be used for potential future financings, although we have not entered into any binding agreements regarding such financings.

•These shares could also be used as part of our equity compensation program in order to attract, retain and motivate talented employees, advisors and non-employee directors. These equity grants provide these individuals with a direct stake in the future outcome of the Company and serve to align the interests of our employees with our stockholders.

•These shares could also be used for the acquisition of potential future product lines, although we have not entered into any binding agreements for such acquisitions.

If approved by our stockholders, the amendment will become effective upon the filing of the amendment with the Nevada Secretary of State, which filing is expected to occur promptly after the Special Meeting.

The affirmative vote of a majority of the outstanding shares present, in person, or represented by proxy and entitled to vote at the Special Meeting is required for approval of this proposal.

Purpose and Background of the Amendment

The purpose of the amendment is to increase the total number of authorized shares of common stock from 7,500,000 shares to 15,000,000 shares. Of the 7,500,000 currently authorized shares of our common stock, 4,978,929 shares were issued and outstanding as of January 4, 2018, and, after taking into account shares subject to future issuance upon the exercise of our outstanding warrants, convertible promissory notes and outstanding stock options, only approximately 202,000 of the 7,500,000 authorized shares remain available for future issuance.

Our Board of Directors believes the amendment is necessary and advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans and other transactions and corporate purposes that our Board of Directors deems to be in the Company’s best interest. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance could proceed, except as provided under Nevada law and the NASDAQ Stock Market.

Other than possible issuances pursuant to our employee benefit plans or upon exercise of our currently outstanding warrants, convertible promissory notes and options (including potential issuances to Garofalo & Associates, LLC as described in our Form 8-K filed with the SEC on August 14, 2017), we currently are not a party to any agreement that obligates us to issue additional shares of common stock.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. As is true for shares presently authorized but unissued, the future issuance of common stock authorized by the amendment may, among other things, decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate equity ownership thereof.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but our company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We cannot provide assurances that any such transactions previously mentioned will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transactions may require the Company to incur nonrecurring or other charges and may pose significant integration challenges or management and business disruptions, any of which could materially and adversely affect our business and financial results.

Because brokers have discretionary authority to vote on the amendment to our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock, we do not expect any broker non-votes in connection with this proposal.

If the Proposal is not approved, we will encounter great difficulty in carrying out our business plans and achieving profitability because we will be unable (1) to issue additional shares of common stock to attract new employees or to award current employees for future performance, (2) to raise working capital by issuing shares of our common stock, and (3) to acquire other businesses and products in exchange for shares of our common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 4, 2018 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by our "named executive officers" and each of our directors, and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 4,978,929 shares of our common stock outstanding on January 4, 2018. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of January 4, 2018 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Mark J. Cola(1)	242,580	4.87%
Ronald Fisher(2)	5,550	*
John Rice(3)	5,232	*
Salvatore Battinelli(4)	8,213	*
Dennis Duitch(5)	7,489	*
Frank J. Garofalo(6)	10,000	*
Kent J. Summers (7)	-	*
All executive officers and directors as a group (8 persons)(8)	281,564	5.66%

5% or Greater Stockholders
CVI Investments, Inc. and Heights Capital Management, Inc.(9)	250,000	5.02%

*Less than 1%.

(1)The shares shown are owned of record by The Mark & Amanda Cola Revocable Trust, U/A August 31, 2012. The shares shown also include 82,500 shares that may be acquired now or within 60 days of January 4, 2018 upon the exercise of an outstanding stock option held by Mr. Cola.

(2)Includes 5,050 shares that may be acquired now upon the exercise of outstanding stock options.

(3)The shares vest in four equal installments of 1,308 shares each, beginning on May 15, 2017.

(4)The shares vest in four equal (as closely as possible) installments, beginning on November 15, 2017.

(5)The shares vest in four equal (as closely as possible) installments, beginning on November 8, 2017.

(6)The shares vest in four equal installments of 2,500 shares each, beginning on April 10, 2017.

(7)On January 18, 2018, in connection with his appointment to our Board of Directors, we granted Kent J. Summers 5,814 shares of common stock of the company, subject to vesting restrictions.

(8)Includes 90,050 shares that may be acquired now or within 60 days of January 4, 2018 upon the exercise of outstanding stock options.

(9)According to a report on Schedule 13G filed with the SEC on February 24, 2017, Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over the shares shown. Each of CVI Investments, Inc. and Heights Capital Management, Inc. disclaimed any beneficial ownership of any such shares, except for their pecuniary interest therein. The address of CVI Investments, Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104 Cayman Island. The address of Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2018 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than April 25, 2018, which is 120 days prior to the first anniversary of the mailing date of our proxy statement for our 2017 annual meeting of stockholders. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As to stockholders intending to present a proposal or to nominate a director candidate at the 2018 Annual Meeting of Stockholders, but not to include the proposal or nomination in our Proxy Statement, our Bylaws state that the proposal or nomination must be received by us no later than April 25, 2018, which is 120 days prior to the first anniversary of the mailing date of our proxy statement for our 2017 annual meeting of stockholders. The proposal or nomination must also contain the information required by our Bylaws. The proposal or nomination to be presented directly at the 2018 annual meeting should be submitted to Sigma Labs, Inc., Attention: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

OTHER MATTERS

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, the person named in the enclosed proxy intend to vote the shares of our common stock that he represents in accordance with their best judgment.

THE BOARD OF DIRECTORS /s/ John Rice John Rice Interim Chief Executive Officer and Chairman of the Board Santa Fe, New Mexico January 19, 2018

ANNEX A

Amendment to Amended and Restated Articles of Incorporation of Sigma Labs, Inc.

The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation of Sigma Labs, Inc. shall be amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 25,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a) 15,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b) 10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).”

PROXY

SIGMA LABS, INC.

Special Meeting of Stockholders

March 1, 2018 at 10:00 AM Local Time

The undersigned stockholder(s) of Sigma Labs, Inc. (the “Company”) hereby appoint(s) John Rice as proxy, with the power to appoint his substitute, to vote the number of shares of common stock, $0.001 par value per share of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at 10:00 A.M., Local Time on March 1, 2018, at the Company’s executive offices located at 3900 Paseo Del Sol, Santa Fe, New Mexico 87507, and at any adjournment or postponement thereof (the “Special Meeting”), upon the Proposal described in the Notice of Special Meeting of Stockholders and Proxy Statement, both dated January 19, 2018, the receipt of which is acknowledged, in the manner specified below:

THIS PROXY IS SOLICITED ON BEHALF OF SIGMA LABS, INC.’S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.

Continued and to be signed on reverse side

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

Proxy Statement is available at http://www.viewproxy.com/sigmalabsinc/2018.

The Board of Directors recommends you vote FOR the following proposal:

1. To approve an amendment to the Amended and Restated Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 7,500,000 to 15,000,000:

[   ] FOR [   ] AGAINST [   ] ABSTAIN

This Proxy, if properly executed and returned prior to the Special Meeting, will be voted in the manner directed above. If no direction is made, this Proxy will be voted in accordance with the recommendation of the Company’s Board of Directors with respect to the Proposal and in the proxy holder’s discretion on all other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please mark your votes like this [X]

Please sign this Proxy exactly as your name appears on your stock certificate and date it below. Where shares are held jointly, each stockholder must sign. When signing as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign using the full corporate name by president or other authorized officer, indicating the officer’s title. If a partnership, please sign in the partnership’s name by an authorized person.

Shares Held:

Please indicate if you plan to attend this meeting. Yes [   ] No [   ]

Date:
Signature

Signature (if held jointly)

CONTROL NUMBER

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Shares on the Internet: Go to www.AALvote.com/sglbsm Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone: Call 1-866-804-9616

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares

MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.